Exhibit 99.2

Merrill Lynch & Co., Inc.                                Attachment I

Preliminary
 Unaudited Earnings
 Summary
                      For the Three Months Ended   Percent Inc / (Dec)
                     ----------------------------- -------------------
                     December  September December  4Q04 vs.  4Q04 vs.
                        31,       24,        26,
(in millions, except   2004      2004      2003      3Q04      4Q03
 per share amounts)  --------- --------- --------- --------- ---------
                        (14       (13       (13
                       weeks)    weeks)    weeks)
Net Revenues
  Asset management
   and portfolio
   service fees      $  1,439  $  1,344  $  1,237      7.1 %    16.3 %
  Commissions           1,302     1,076     1,138     21.0      14.4
  Principal
   transactions           296       341       377    (13.2)    (21.5)
  Investment banking      994       666       759     49.2      31.0
  Revenues from
   consolidated firm
   investments            139       104        54     33.7     157.4
  Other                   272       392       301    (30.6)     (9.6)
                     --------- --------- ---------
    Subtotal            4,442     3,923     3,866     13.2      14.9

  Interest and
   dividend revenues    5,175     3,630     2,800     42.6      84.8
  Less interest
   expense              3,728     2,730     1,813     36.6     105.6
                     --------- --------- ---------
    Net interest
     profit             1,447       900       987     60.8      46.6
                     --------- --------- ---------

  Total Net Revenues    5,889     4,823     4,853     22.1      21.3
                     --------- --------- ---------

Non-Interest
 Expenses
  Compensation and
   benefits             2,689     2,273     2,052     18.3      31.0
  Communications and
   technology             400       363       345     10.2      15.9
  Occupancy and
   related
   depreciation           255       219       228     16.4      11.8
  Brokerage,
   clearing, and
   exchange fees          208       193       180      7.8      15.6
  Professional fees       203       162       151     25.3      34.4
  Advertising and
   market
   development            152       127       106     19.7      43.4
  Expenses of
   consolidated firm
   investments            103        47        54    119.1      90.7
  Office supplies
   and postage             56        47        43     19.1      30.2
  Other                   271       184       199     47.3      36.2
  Net recoveries
   related to
   September 11             -         -       (65)       -     100.0
                     --------- --------- ---------

  Total Non-Interest
   Expenses             4,337     3,615     3,293     20.0      31.7
                     --------- --------- ---------

Earnings Before
 Income Taxes           1,552     1,208     1,560     28.5      (0.5)

Income tax expense        359       286       345     25.5       4.1
                     --------- --------- ---------

Net Earnings         $  1,193  $    922  $  1,215     29.4      (1.8)
                     ========= ========= =========

Preferred Stock
 Dividends           $     15  $      9  $     10     66.7      50.0
                     ========= ========= =========

Earnings Per Common
 Share
  Basic              $   1.31  $   1.01  $   1.32     29.7      (0.8)
  Diluted            $   1.19  $   0.93  $   1.19     28.0       0.0

Average Shares Used
 in Computing
 Earnings Per Common
 Share
  Basic                 896.6     903.2     913.3     (0.7)     (1.8)
  Diluted               992.7     985.0   1,013.0      0.8      (2.0)

Annualized Return on
 Average Common
 Equity                  15.7%     12.5%     17.4%

----------------------------------------------------------------------
    Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

Merrill Lynch & Co., Inc.                               Attachment II

Preliminary Unaudited Earnings
 Summary
                                    For the Year Ended
                                 -------------------------
                                 December 31, December 26,   Percent
(in millions, except per share      2004 (1)     2003 (1)  Inc / (Dec)
 amounts)                        ------------ ------------ -----------
                                  (53 weeks)   (52 weeks)
Net Revenues
  Asset management and
   portfolio service fees        $     5,440  $     4,698        15.8%
  Commissions                          4,877        4,299        13.4
  Principal transactions               2,300        3,233       (28.9)
  Investment banking                   3,261        2,628        24.1
  Revenues from consolidated
   firm investments                      346           70       394.3
  Other                                1,270        1,111        14.3
                                 ------------ ------------
    Subtotal                          17,494       16,039         9.1

  Interest and dividend revenues      14,973       11,669        28.3
  Less interest expense               10,444        7,840        33.2
                                 ------------ ------------
    Net interest profit                4,529        3,829        18.3
                                 ------------ ------------

  Total Net Revenues                  22,023       19,868        10.8
                                 ------------ ------------

Non-Interest Expenses
  Compensation and benefits           10,596        9,810         8.0
  Communications and technology        1,461        1,457         0.3
  Occupancy and related
   depreciation                          893          889         0.4
  Brokerage, clearing, and
   exchange fees                         773          676        14.3
  Professional fees                      705          580        21.6
  Advertising and market
   development                           533          429        24.2
  Expenses of consolidated firm
   investments                           231           68       239.7
  Office supplies and postage            203          197         3.0
  Other                                  792          690        14.8
  Net recoveries related to
   September 11                            -         (147)      100.0
                                 ------------ ------------

  Total Non-Interest Expenses         16,187       14,649        10.5
                                 ------------ ------------

Earnings Before Income Taxes           5,836        5,219        11.8

Income tax expense                     1,400        1,383         1.2
                                 ------------ ------------

Net Earnings                     $     4,436  $     3,836        15.6
                                 ============ ============

Preferred Stock Dividends        $        43  $        39        10.3
                                 ============ ============

Earnings Per Common Share
  Basic                          $      4.81  $      4.22        14.0
  Diluted                        $      4.38  $      3.87        13.2

Average Shares Used in Computing
 Earnings Per Common Share
  Basic                                912.9        900.7         1.4
  Diluted                            1,003.8        980.9         2.3

Annualized Return on Average
 Common Equity                          14.9%        14.8%

----------------------------------------------------------------------
    Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

(1) Includes $1 million and $2 million increase to net earnings in 2004 and 2003, respectively, related to the change in the method of accounting for certain retail account fees.

Merrill Lynch & Co., Inc.                              Attachment III

Preliminary Segment
 Data (unaudited)
                   For the Three Months Ended    For the Year Ended
                   --------------------------    ---------------------
                   December September December   December December
                      31,      24,      26,         31,      26,
(dollars in          2004     2004     2003        2004     2003
 millions)         -------- -------- --------    -------- --------
                     (14      (13      (13         (53      (52
                    weeks)   weeks)   weeks)      weeks)   weeks)

Global Markets &
 Investment Banking
  Global Markets
      Debt Markets $ 1,249  $ 1,020  $ 1,013     $ 5,125  $ 5,049
      Equity
       Markets         822      633      562       3,086    2,775
                   -------- -------- --------    -------- --------
     Total Global
      Markets net
      revenues       2,071    1,653    1,575       8,211    7,824
  Investment
   Banking(a)
    Origination:
      Debt             346      252      259       1,138      853
      Equity           279      195      231         994      762
    Strategic
     Advisory
     Services          247      128      159         679      554
                   -------- -------- --------    -------- --------
     Total
      Investment
      Banking net
      revenues         872      575      649       2,811    2,169
                   -------- -------- --------    -------- --------
     Total net
      revenues       2,943    2,228    2,224      11,022    9,993
                   -------- -------- --------    -------- --------

     Pre-tax
      earnings         990      771      971  (b)  3,869    3,775  (b)

     Pre-tax profit
      margin          33.6%    34.6%    43.7% (b)   35.1%    37.8% (b)
------------------------------------------------------------------

Global Private
 Client
    Fee-based
     revenues      $ 1,256  $ 1,191  $ 1,092     $ 4,800  $ 4,046
    Transactional
     and
     origination
     revenues          878      713      790       3,270    3,030
    Net interest
     profit            382      303      350       1,324    1,357
    Other revenues     100      110      105         437      460
                   -------- -------- --------    -------- --------
     Total net
      revenues       2,616    2,317    2,337       9,831    8,893
                   -------- -------- --------    -------- --------

     Pre-tax
      earnings         519      412      503  (c)  1,873    1,526  (c)

     Pre-tax profit
      margin          19.8%    17.8%    21.5% (c)   19.1%    17.2% (c)
------------------------------------------------------------------

Merrill Lynch
 Investment
 Managers
     Total net
      revenues     $   426  $   374  $   375     $ 1,581  $ 1,359

     Pre-tax
      earnings         130      111       95  (d)    460      260  (d)

     Pre-tax profit
      margin          30.5%    29.7%    25.3% (d)   29.1%    19.1% (d)
------------------------------------------------------------------

Corporate
     Total net
      revenues     $   (96) $   (96) $   (83)    $  (411) $  (377)

     Pre-tax
      earnings
      (loss)           (87)     (86)      (9)       (366)    (342)
------------------------------------------------------------------

Total
     Total net
      revenues     $ 5,889  $ 4,823  $ 4,853     $22,023  $19,868

     Pre-tax
      earnings       1,552    1,208    1,560  (e)  5,836    5,219  (e)

     Pre-tax profit
      margin          26.4%    25.0%    32.1% (e)   26.5%    26.3% (e)
------------------------------------------------------------------

    Note: Certain prior period amounts have been restated to conform to the current period presentation.

(a) A portion of Origination revenue is recorded in the Global Private Client segment.

(b) Includes the impact of insurance recoveries related to September 11, which have been recorded as a contra-expense, of $55 million for the quarter and $155 million for the year-to-date period. Also includes net restructuring and other charges of $18 million for the quarter and year-to-date period. Excluding these items, GMI's pre-tax earnings were $934 million ($971 million minus $37 million) for the quarter and $3,638 million ($3,775 million minus $137 million) for the year-to-date period. Excluding these items, GMI's pre-tax profit margin was 42.0% ($934 million/$2,224 million) for the quarter and 36.4% ($3,638 million/$9,993 million) for the year-to-date period.

(c) Includes the impact of insurance recoveries related to September 11, which have been recorded as a contra-expense, of $15 million for the quarter and year-to-date period. Also includes net restructuring credits of $2 million for the quarter and year-to-date period. Excluding these items, GPC's pre-tax earnings were $486 million ($503 million minus $17 million) for the quarter and $1,509 million ($1,526 million minus $17 million) for the year-to-date period. Excluding these items, GPC's pre-tax profit margin was 20.8% ($486 million/$2,337 million) for the quarter and 17.0% ($1,509 million/$8,893 million) for the year-to-date period.

(d) Includes the impact of net restructuring and other charges of $4 million for the quarter and year-to-date period. Excluding this item, MLIM's pre-tax earnings were $99 million ($95 million plus $4 million) for the quarter and $264 million ($260 million plus $4 million) for the year-to-date period. Excluding this item, MLIM's pre-tax profit margin was 26.4% ($99 million/$375 million) for the quarter and 19.4% ($264 million/$1,359 million) for the year-to-date period.

(e) Excluding the impact of September 11 and restructuring items, total pre-tax earnings were $1,515 million ($1,560 million minus $45 million) for the quarter and $5,092 million ($5,219 million minus $127 million) for the year-to-date period. Excluding these items, total pre-tax profit margins were 31.2% ($1,515 million/$4,853 million) for the quarter and 25.6% ($5,092 million/$19,868 million) for the year-to-date period.

Merrill Lynch & Co., Inc.                               Attachment IV

Consolidated Quarterly                                   (in millions)
 Earnings  (unaudited)

                          4Q03 (1) 1Q04 (1) 2Q04 (1) 3Q04 (1) 4Q04 (1)
                          -------- -------- -------- -------- --------
                            (13      (13      (13      (13      (14
                           weeks)   weeks)   weeks)   weeks)   weeks)
 Net Revenues
   Asset management and
    portfolio service fees
       Asset management
        fees              $   429  $   448  $   440  $   443  $   522
       Portfolio service
        fees                  534      578      606      611      614
       Account fees           134      131      131      128      126
       Other fees             140      156      167      162      177
                          -------- -------- -------- -------- --------
       Total                1,237    1,313    1,344    1,344    1,439
   Commissions
       Listed and over-
        the-counter
        securities            626      816      605      563      705
       Mutual funds           314      340      322      306      343
       Other                  198      183      233      207      254
                          -------- -------- -------- -------- --------
       Total                1,138    1,339    1,160    1,076    1,302
   Principal transactions     377    1,029      634      341      296
   Investment banking
       Underwriting           599      672      622      537      747
       Strategic advisory     160      165      142      129      247
                          -------- -------- -------- -------- --------
       Total                  759      837      764      666      994
   Revenues from
    consolidated firm
    investments                54       57       46      104      139
   Other                      301      332      274      392      272
                          -------- -------- -------- -------- --------
      Subtotal              3,866    4,907    4,222    3,923    4,442
   Interest and dividend
    revenues                2,800    3,056    3,112    3,630    5,175
   Less interest expense    1,813    1,902    2,084    2,730    3,728
                          -------- -------- -------- -------- --------
      Net interest profit     987    1,154    1,028      900    1,447

                          -------- -------- -------- -------- --------
   Total Net Revenues       4,853    6,061    5,250    4,823    5,889
                          -------- -------- -------- -------- --------

 Non-Interest Expenses
   Compensation and
    benefits                2,052    3,047    2,587    2,273    2,689
   Communications and
    technology                345      340      358      363      400
   Occupancy and related
    depreciation              228      217      202      219      255
   Brokerage, clearing,
    and exchange fees         180      185      187      193      208
   Professional fees          151      177      163      162      203
   Advertising and market
    development               106      122      132      127      152
   Expenses of
    consolidated firm
    investments                54       42       39       47      103
   Office supplies and
    postage                    43       51       49       47       56
   Other                      199      190      147      184      271
   Net recoveries related
    to September 11           (65)       -        -        -        -

                          -------- -------- -------- -------- --------
   Total Non-Interest
    Expenses                3,293    4,371    3,864    3,615    4,337
                          -------- -------- -------- -------- --------

 Earnings Before Income
  Taxes                     1,560    1,690    1,386    1,208    1,552
 Income tax expense           345      439      316      286      359
                          -------- -------- -------- -------- --------

 Net Earnings             $ 1,215  $ 1,251  $ 1,070  $   922  $ 1,193

----------------------------------------------------------------------
Per Common Share Data
                        4Q03     1Q04     2Q04     3Q04     4Q04
                      -------- -------- -------- -------- --------

  Earnings - Basic    $  1.32  $  1.33  $  1.15  $  1.01  $  1.31
  Earnings - Diluted     1.19     1.21     1.05     0.93     1.19
  Dividends paid         0.16     0.16     0.16     0.16     0.16
  Book value            29.96    30.68    30.97    31.75    32.97 Est.
----------------------------------------------------------------------

    Certain prior period amounts have been reclassified to conform to the current period presentation.

(1) Includes increase (decrease) of $4 million, ($1) million, ($8) million, $2 million and $8 million adjustments to net earnings in 4Q03, 1Q04, 2Q04, 3Q04 and 4Q04, respectively, related to the change in the method of accounting for certain retail account fees.

Merrill Lynch & Co., Inc.                                Attachment V

Percentage of Quarterly
 Net Revenues  (unaudited)

                            4Q03     1Q04     2Q04     3Q04     4Q04
                          -------- -------- -------- -------- --------
                            (13      (13      (13      (13      (14
                           weeks)   weeks)   weeks)   weeks)   weeks)
 Net Revenues
   Asset management and
    portfolio service fees
       Asset management
        fees                  8.8%     7.4%     8.4%     9.2%     8.9%
       Portfolio service
        fees                 11.0%     9.5%    11.5%    12.7%    10.4%
       Account fees           2.8%     2.2%     2.5%     2.7%     2.1%
       Other fees             2.9%     2.6%     3.2%     3.3%     3.0%
                          -------- -------- -------- -------- --------
       Total                 25.5%    21.7%    25.6%    27.9%    24.4%
   Commissions
       Listed and over-
        the-counter
        securities           12.9%    13.5%    11.5%    11.7%    12.0%
       Mutual funds           6.5%     5.6%     6.1%     6.3%     5.8%
       Other                  4.0%     3.0%     4.5%     4.3%     4.3%
                          -------- -------- -------- -------- --------
       Total                 23.4%    22.1%    22.1%    22.3%    22.1%
   Principal transactions     7.8%    17.0%    12.1%     7.1%     5.0%
   Investment banking
       Underwriting          12.3%    11.1%    11.8%    11.1%    12.7%
       Strategic advisory     3.3%     2.7%     2.7%     2.7%     4.2%
                          -------- -------- -------- -------- --------
       Total                 15.6%    13.8%    14.5%    13.8%    16.9%
   Revenues from
    consolidated firm
    investments               1.1%     0.9%     0.9%     2.2%     2.4%
   Other                      6.3%     5.5%     5.2%     8.0%     4.6%
                          -------- -------- -------- -------- --------
      Subtotal               79.7%    81.0%    80.4%    81.3%    75.4%
   Interest and dividend
    revenues                 57.7%    50.4%    59.3%    75.3%    87.9%
   Less interest expense     37.4%    31.4%    39.7%    56.6%    63.3%
                          -------- -------- -------- -------- --------
      Net interest profit    20.3%    19.0%    19.6%    18.7%    24.6%

                          -------- -------- -------- -------- --------
   Total Net Revenues       100.0%   100.0%   100.0%   100.0%   100.0%
                          -------- -------- -------- -------- --------

 Non-Interest Expenses
   Compensation and
    benefits                 42.3%    50.3%    49.3%    47.1%    45.7%
   Communications and
    technology                7.1%     5.6%     6.8%     7.5%     6.8%
   Occupancy and related
    depreciation              4.7%     3.6%     3.8%     4.5%     4.3%
   Brokerage, clearing,
    and exchange fees         3.7%     3.1%     3.6%     4.0%     3.5%
   Professional fees          3.1%     2.9%     3.1%     3.4%     3.4%
   Advertising and market
    development               2.2%     2.0%     2.5%     2.6%     2.6%
   Expenses of
    consolidated firm
    investments               1.1%     0.7%     0.7%     1.0%     1.7%
   Office supplies and
    postage                   0.9%     0.8%     0.9%     1.0%     1.0%
   Other                      4.1%     3.1%     2.9%     3.9%     4.6%
   Net recoveries related
    to September 11          -1.3%       -        -        -        -
                          -------- -------- -------- -------- --------
   Total Non-Interest
    Expenses                 67.9%    72.1%    73.6%    75.0%    73.6%
                          -------- -------- -------- -------- --------

 Earnings Before Income
  Taxes                      32.1%    27.9%    26.4%    25.0%    26.4%

 Income tax expense           7.1%     7.3%     6.0%     5.9%     6.1%
                          -------- -------- -------- -------- --------

 Net Earnings                25.0%    20.6%    20.4%    19.1%    20.3%

----------------------------------------------------------------------
  Common shares
   outstanding (in
   millions):
                            4Q03     1Q04     2Q04     3Q04     4Q04
                          -------- -------- -------- -------- --------
      Weighted-average -
       basic                913.3    930.2    923.0    903.2    896.6
      Weighted-average -
       diluted            1,013.0  1,022.8  1,015.9    985.0    992.7
      Period-end            949.9    967.7    948.9    932.9    931.8
----------------------------------------------------------------------

Merrill Lynch & Co., Inc.                               Attachment VI


Supplemental Data                                (dollars in billions)
 (unaudited)
                           4Q03     1Q04     2Q04     3Q04     4Q04
                         -------- -------- -------- -------- --------
 Client Assets
 Private Client
    U.S.                 $ 1,164  $ 1,187  $ 1,176  $ 1,179  $ 1,244
    Non - U.S.               103      105      105      109      115
                         -------- -------- -------- -------- --------
 Total Private Client
  Assets                   1,267    1,292    1,281    1,288    1,359
 MLIM direct sales (1)       219      229      213      199      215
                         -------- -------- -------- -------- --------
 Total Client Assets(2)  $ 1,486  $ 1,521  $ 1,494  $ 1,487  $ 1,574
                         ======== ======== ======== ======== ========

  Assets in Asset-Priced
   Accounts              $   226  $   235  $   237  $   244  $   257

 Assets Under Management $   500  $   513  $   488  $   478  $   501

      Retail                 207      212      212      208      218
      Institutional          253      259      235      228      240
      Retail Separate
       Accounts               40       42       41       42       43

      U.S.                   337      349      330      322      332
      Non-U.S.               163      164      158      156      169

      Equity                 225      229      229      223      245
      Retail Money
       Market                 67       58       56       53       50
      Institutional
       Liquidity Funds       107      117       97       91       90
      Fixed Income           101      109      106      111      116

----------------------------------------------------------------------

 Net New Money

      Private Client
       Accounts(2)(4)    $     4  $     5  $     4  $     9  $     6

     Assets Under
      Management         $     -  $     7  $   (22) $   (10) $    (5)

----------------------------------------------------------------------

 Balance Sheet
  Information
  (estimated)

      Commercial Paper
       and Other Short-
       term Borrowings   $   5.0  $   4.6  $   3.2  $   6.0  $   4.0
      Deposits              79.5     78.1     76.1     77.3     79.8
      Long-term
       Borrowings           83.3     96.9     93.4    102.6    115.5
      Long-term debt
       issued to
       TOPrS(SM)
       Partnerships          3.2      3.2      3.2      3.1      3.1
     Total Stockholders'
      Equity                28.9     30.1     29.8     30.0   31.4 Est

----------------------------------------------------------------------

 Global Equity and
  Equity-Linked
  Underwriting(2)(3)

      Volume             $    11  $    12  $     7  $    11  $    12
      Market Share           8.3%     8.4%     6.2%    11.1%     8.8%
      Ranking                  5        4        6        1        3

 Global Debt
  Underwriting(2)(3)

      Volume             $    82  $   122  $    76  $    64  $    69
      Market Share           7.3%     7.9%     6.1%     5.2%     5.9%
      Ranking                  2        2        7        7        6

 Global Completed
  Mergers and
  Acquisitions(2)(3)

      Volume             $    68  $    41  $    48  $   113  $   110
      Market Share          20.5%    17.1%    12.0%    24.5%    27.6%
      Ranking                  3        2        7        4        3

----------------------------------------------------------------------

 Full-Time Employees(5)   48,100   48,200   49,300   49,900   50,600

 Private Client
  Financial Advisors      13,500   13,700   14,000   14,100   14,100

----------------------------------------------------------------------

(1) Reflects funds managed by MLIM not sold through Private Client channels.

(2) Certain prior period amounts have been restated to conform to the current period presentation.

(3) Full credit to book manager. Market shares derived from Thomson Financial Securities Data statistics.

(4) GPC net new money excludes flows associated with the Institutional Advisory Division which serves certain small and middle market companies.

(5) Excludes 100 full-time employees on salary continuation severance at the end of 4Q04, 3Q04, 2Q04 and 1Q04, and 200 at the end of 4Q03.


     CONTACT: Merrill Lynch
              Media Relations:
              Michael O'Looney, 212-449-9205
              michael_olooney@ml.com
              or
              Investor Relations:
              Tina Madon, 866-607-1234
              investor_relations@ml.com